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                                  Exhibit 10(Z)

                                 First Amendment
                                     To the
                       Management and Operations Agreement
                            Effective January 1, 2000

                                      Among

                    State Automobile Mutual Insurance Company
                        State Auto Financial Corporation
               State Auto Property and Casualty Insurance Company
                      State Auto National Insurance Company
                            Milbank Insurance Company
                          State Auto Insurance Company
                        Stateco Financial Services, Inc.
                       Strategic Insurance Software, Inc.
                    518 Property Management and Leasing, LLC




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                                 FIRST AMENDMENT
                                       TO
                       MANAGEMENT AND OPERATIONS AGREEMENT



         This First Amendment (the "Amendment") to the Management and Operations Agreement dated January 1, 2000 is attached to and hereby expressly made a part of said Management and Operations Agreement (the "2000 Management Agreement") by and among State Automobile Mutual Insurance Company, an Ohio corporation ("Mutual"), State Auto Financial Corporation, an Ohio corporation ("State Auto Financial"), State Auto Property and Casualty Insurance Company, a South Carolina corporation ("State Auto P&C"), State Auto National Insurance Company, an Ohio corporation ("National"), Milbank Insurance Company, a South Dakota corporation ("Milbank"), State Auto Insurance Company, an Ohio corporation ("State Auto IC"), Stateco Financial Services, Inc., an Ohio corporation ("Stateco"), Strategic Insurance Software, Inc., an Ohio corporation ("S.I.S."), and 518 Property Management and Leasing, LLC, an Ohio limited liability company ("518 PML").

                             BACKGROUND INFORMATION
                             ----------------------

         The parties hereto desire to make clarifying changes to the 2000 Management Agreement in order to address certain concerns of the Ohio Insurance Department relating to the accounting processes to be used by the insurers party to the 2000 Management Agreement.

         While this Amendment is executed on March 21, 2000, it is understood to be effective from and after January 1, 2000.

                             STATEMENT OF AGREEMENT
                             ----------------------

In consideration of the mutual covenants set forth herein and intending to be legally bound hereby, the parties hereto hereby agree as follows.

         1. Capitalized terms used herein that are not otherwise defined herein shall have the meaning ascribed to such term in the 2000 Management Agreement, as amended by this Amendment.

         2. Section 7 Services Fee is amended by the addition of the following sentences at the end of subsection (a):

         The service fee shall be allocated in accordance with applicable statutory accounting principles by each Managed Company that is an insurance company. State Auto P&C shall record this service fee as other income in accordance with applicable statutory accounting principles.

         3. In Section 7, subsection (c), any reference to the phrase "management fee" shall be amended to read "service fee."

         4. In all other respects the 2000 Management Agreement is hereby reaffirmed.


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         In Witness Whereof, the parties to the 2000 Management Agreement have caused this First Amendment to be executed as of March 21, 2000.

                               STATE AUTOMOBILE MUTUAL INSURANCE COMPANY

                               By:    /s/ Robert H. Moone
                                  ---------------------------------------------
                                     Robert H. Moone, President

                               STATE AUTO FINANCIAL CORPORATION

                               By:    /s/ Robert H. Moone
                                  ---------------------------------------------
                                    Robert H. Moone, President

                               STATE AUTO PROPERTY AND CASUALTY INSURANCE
                               COMPANY

                               By:    /s/ Robert H. Moone
                                  ---------------------------------------------
                                    Robert H. Moone, President

                               STATE AUTO NATIONAL INSURANCE COMPANY

                               By:    /s/ Robert H. Moone
                                  ---------------------------------------------
                                    Robert H. Moone, President

                               STATE AUTO INSURANCE COMPANY

                               By:    /s/ Robert H. Moone
                                  ---------------------------------------------
                                    Robert H. Moone, President

                               STATECO FINANCIAL SERVICES, INC.

                               By:    /s/ Robert H. Moone
                                  ---------------------------------------------
                                    Robert H. Moone, President

                               MILBANK INSURANCE COMPANY

                               By:    /s/ Robert H. Moone
                                  ---------------------------------------------
                                    Robert H. Moone, President

                               STRATEGIC INSURANCE SOFTWARE, INC.

                               By:    /s/ Robert H. Moone
                                  ---------------------------------------------
                                    Robert H. Moone, Vice Chairman

                               518 PROPERTY AND MANAGEMENT LEASING, LLC

                               By:    /s/ Robert H. Moone
                                  ---------------------------------------------
                                    Robert H. Moone, President